                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-64782



              SUPPLEMENT DATED JULY 25, 2002 TO THE PROSPECTUS OF
                   MORGAN STANLEY HIGH YIELD SECURITIES INC.
                            DATED OCTOBER 31, 2001


     The first sentence in the first paragraph under the heading "Principal Investment Strategies" on page one of the Prospectus is hereby deleted and replaced with the following sentences:


    The Fund will normally invest at least 80% of its assets in fixed income securities (including zero coupon securities) rated below Baa by Moody's Investors Service ("Moody's") or below BBB by Standard & Poor's Corporation ("S&P") or in non-rated securities considered by the Fund's Investment Manager to be appropriate investments for the Fund. Shareholders of the Fund will receive at least 60 days prior notice of any changes in this policy.


     The first sentence of the fourth paragraph under the heading "Principal Investment Strategies" on page one of the Prospectus is hereby deleted and replaced with the following sentence:


    The remaining 20% of the Fund's assets may be invested in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality when the Investment Manager believes that such securities may produce attractive yields.)